SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                     |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

XX      Preliminary Proxy Statement
        Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
        Definitive Proxy Statement
        Definitive Additional Materials
        Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                               INTRUST FUNDS TRUST
                     International Multi-Manager Stock Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.
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        (1)    Title of each class of securities to which transaction applies:

        (2)    Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)    Proposed maximum aggregate value of transaction:

        (5)    Total fee paid:


|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:
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        (3)    Filing Party:
        (4)    Date Filed:

                               INTRUST FUNDS TRUST
                     International Multi-Manager Stock Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219


                                 August __, 1999


Dear Shareholder:

    The INTRUST Funds Trust (the "Trust") will hold a combined special meeting of shareholders on September 17, 1999 for shareholders of the International Multi-Manager Stock Fund (the "Fund"). At the meeting, shareholders will be asked to vote on:

1. A proposal to change the Fund's current fundamental investment restrictions to allow the purchase and sale of futures contracts and options on futures contracts.

2. A proposal to change the Fund's current fundamental investment restriction to allow it to borrow money from the Fund's investment adviser or any of its affiliates under certain limited circumstances.

    None of the proposed changes will alter the Fund's current investment objective. The enclosed Proxy Statement explains each proposal in detail. Please read it carefully.

VOTING PROCEDURES
    The Fund currently operates under a master-feeder structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust ("AMR Trust") which has an identical investment objective to the Fund. On August 9, 1999, the Portfolio's interest holders voted on and approved similar proposals to those described above. The meeting of Fund shareholders is being called to seek approval to adopt the proposals with respect to the Fund in order to maintain similarity between the investment restrictions and policies of the Portfolio and the Fund.

CONCLUSION
    The Board of Trustees of the Trust believes that each of the proposals set forth in the Notice of Special Meeting of Shareholders is important and RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR BOTH PROPOSALS.

    We urge you to vote by telephone, Internet, or by completing and returning the enclosed proxy card(s) promptly, even if you plan to be present at the meeting. A postage-paid return envelope is enclosed, if you choose to mail your card(s). Your prompt response will help eliminate the cost of further proxy solicitations. Should you have any questions about the proposals, please do not hesitate to contact us. We look forward to receiving your proxy.


                                          Sincerely yours,


                                          David Bunstine
                                          President
                                          INTRUST Funds Trust

                               INTRUST FUNDS TRUST
                     International Multi-manager Stock Fund

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                      ------------------------------------

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 17, 1999
                      ------------------------------------


TO THE SHAREHOLDERS:

    Notice is hereby given that a special meeting of the shareholders of the International Multi-Manager Stock Fund (the "Fund") will be held on FRIDAY, SEPTEMBER 17, 1999, AT 10:00 P.M. EASTERN TIME at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (the "Meeting"), for the purposes set forth below.

    Under a master-feeder operating structure, the Fund seeks its investment objective by investing all of its investable assets in a corresponding master portfolio, the International Equity Portfolio (the "Portfolio") of the AMR Investment Services Trust ("AMR Trust"). At a meeting of the Portfolio's interest holders on August 9, 1999, the following proposals were approved with respect to the Portfolio. You will be asked to vote on each of the following proposals so as to approve each such proposal on behalf of the Fund.

(1) To approve a change to the fundamental investment restrictions of the Fund to allow the purchase and sale of futures contracts and options on futures contracts;

(2) To approve a change to the fundamental investment restrictions of the Fund to allow the borrowing of money from the Fund's investment adviser or any of its affiliates under certain limited circumstances; and

(3) To transact such other business as may properly come before the meeting or any adjournments thereof.

    You will be entitled to vote at the meeting and any adjournments thereof if you owned shares of the Fund at the close of business on August 23, 1999. If you owned shares in more than one account, you may receive more than one proxy card. Please be certain to vote each proxy card you receive. If you attend the meeting, you may vote your shares in person.

                                          By order of the Board of Trustees,

                                          DAVID BUNSTINE
                                          PRESIDENT

Columbus, Ohio
August __, 1999

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                      REGARDLESS OF HOW MANY SHARES YOU OWN

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE PROMPTLY VOTE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU SIGN, DATE AND RETURN THE PROXY CARD(S) BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" ALL PROPOSALS NOTICED ABOVE. IN ORDER TO AVOID ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, MANAGEMENT REQUESTS YOUR COOPERATION IN VOTING PROMPTLY. UNLESS PROXIES ARE SIGNED BY THE APPROPRIATE PERSONS, THEY WILL NOT BE VOTED.

--------------------------------------------------------------------------------

                               INTRUST FUNDS TRUST
                     INTERNATIONAL MULTI-MANAGER STOCK FUND

                                3435 Stelzer Road
                              Columbus, Ohio 43219
                      ------------------------------------

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                        To Be Held on September 17, 1999
                      ------------------------------------

    This document is a Proxy Statement for the INTRUST Funds Trust (the "Trust"). The Trust has 10 separate investment portfolios that are currently in operation. This Proxy Statement pertains only to shareholders of the International Multi-Manager Stock Fund (the "Fund").

    This Proxy Statement and the accompanying Notice of Special Meeting ("Notice") and proxy card(s) will be mailed to shareholders on or about August 25, 1999. This Proxy Statement and accompanying Notice is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the Trust (the "Board") to be used at the Special Meeting of Shareholders of the Fund and at any adjournments thereof ("Meeting"), to be held at 10:00 a.m. Eastern Time on Friday, September 17, 1999, at the offices of BISYS Fund Services ("BISYS"). AMR Investment Services, Inc. (the "Manager") serves as manager and administrator to the International Equity Portfolio (the "Portfolio"), a series of the AMR Investment Services Trust (the "AMR Trust"). INTRUST Bank, N.A. ("INTRUST") serves as the investment adviser to the Fund and the Trust. BISYS serves as underwriter and administrator to the Trust. The purpose of the Meeting is set forth in the accompanying Notice.

        The Fund currently seeks its investment objective by investing all of its investable assets in the Portfolio, which has an investment objective identical to the Fund. On August 9, 1999, the Portfolio's interest holders voted on and approved similar proposals to those described in this Proxy Statement. The meeting of Fund shareholders is being called to seek approval to adopt the proposals with respect to the Fund in order to maintain similarity between the investment restrictions and policies of the Portfolio and the Fund. If approval is not received, the Fund's current fundamental limitations will remain in effect.

    The solicitation of proxies will be made by mail, but also may include telephone or oral communications by employees of BISYS, who will not receive any compensation from the Trust for such solicitation. All expenses incurred in connection with preparing these proxy materials will be borne by the Manager and the Portfolio.

    A majority of the Fund's shares of beneficial interest outstanding on August 23, 1999 ("Record Date"), represented in person or by proxy, constitutes a quorum, and a quorum must be present for the transaction of business with respect to each proposal. If a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST adjournment or AGAINST the proposals, for which the required vote is a majority of the outstanding voting securities, as defined below.

    The individuals named as proxies on the enclosed proxy card(s) will vote in accordance with your directions as indicated thereon if your proxy vote is received and has been properly executed. If your proxy vote is properly executed and you give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy card by giving another proxy, by letter or telegram revoking your initial proxy if received by the Fund prior to the Meeting, or by appearing and voting at the Meeting.

    The Fund offers two classes of shares. Each share of each class is entitled to one vote. None of the proposals in this Proxy Statement requires separate voting by class. As of the Record Date, there were XXXXX Fund shares issued and outstanding.

    For a list of shareholders who owned of record five percent or more of the shares of the Fund as of the Record Date, see Appendix A. To the knowledge of the Trust, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of the Fund as of August 23, 1999.

    Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting. Each full share of the Fund is entitled to one vote and each fractional share is entitled to a proportionate share of one vote. YOU MAY OBTAIN A COPY OF THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, FREE OF CHARGE, BY WRITING TO THE FUND C/O BISYS FUND SERVICES AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING 1-888-206-8787.

    Approval of the proposals outlined below requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Fund means the lesser of either (1) the vote of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or
(2) the vote of the holders of more than 50% of the outstanding shares of the Fund. Approval and implementation of the proposals is conditioned upon approval of the proposals by shareholders of the Fund.

PROPOSAL 1: APPROVAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTION TO ALLOW THE PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    On August 9, 1999, the interest holders of the Portfolio approved a change to the fundamental investment restriction of the Portfolio which prohibits the purchase and sale of commodities and commodities contracts. Previously, this restriction provided that the Portfolio could not:

    purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts and "when-issued" securities when consistent with the other policies and limitations described in the Prospectus.

    The Fund has an identical restriction. The Manager sought to modify this restriction for the limited purpose of allowing the Portfolio to engage in the purchase and sale of futures contracts and options on futures contracts.

    This proposed change, along with the proposed change to the restriction against borrowing set forth in Proposal 2, is part of the Manager's attempt to ensure that the Portfolio and the Fund will have sufficient cash available to meet redemption requests. Previously, the Manager attempted to maintain as small a portion of the Portfolio's and the Fund's assets in cash as possible in order to maintain maximum exposure to the equity markets. The Portfolio and the Fund maintain a portion of its total assets as cash reserves in order to satisfy day-to-day redemption requests. At times, however, the Portfolio and the Fund could require additional cash while awaiting settlement of securities trades in foreign countries.

    Due to recent market volatility, the Manager believes that a greater portion of the Portfolio's assets should be kept readily available to satisfy redemption requests. Rather than leaving this cash uninvested in the equity markets, the Manager seeks the ability to invest a portion of the Portfolio's cash reserves in stock index futures contracts. The performance of these securities generally tracks the performance of the particular underlying index and generally have same day or next day settlement, rather than the typical three business day settlement of traditional U.S. equity securities. By allowing the Portfolio to "equitize" at least a portion of their cash reserves through investments in stock index futures contracts, the Manager believes the goal of having sufficient cash on hand to meet redemptions will be satisfied without sacrificing the pursuit of the Portfolio's and the Fund's investment objective.

    Nevertheless, investments in stock index futures contracts entail certain risks. Because a stock index is designed to reflect overall price trends in certain markets for equity securities, changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. If the index moves in an unexpected manner, the Portfolio and Fund may not achieve the desired benefits of these futures contracts or may realize losses and, thus, be in a worse position. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

    For the reasons stated above, the Board believes that the proposed change to the Fund's fundamental investment restriction to allow purchasing or selling futures contracts and options on futures contracts is in the best interest of the Fund and its shareholders.

    If this change is approved by shareholders, the modified fundamental investment restriction would provide that the Fund may not:

    purchase or sell commodities (including direct interests and/or leases in oil, gas or minerals) or commodities contracts, except with respect to forward foreign currency exchange contracts, foreign currency futures contracts, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS and when-issued securities when consistent with the other policies and limitations described in the Prospectus. (Emphasis added.)

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

PROPOSAL 2: APPROVAL TO CHANGE THE FUNDAMENTAL INVESTMENT RESTRICTIONS TO ALLOW THE BORROWING OF MONEY FROM THE FUND'S INVESTMENT ADVISER AND ANY OF ITS AFFILIATES UNDER CERTAIN LIMITED CIRCUMSTANCES

    On August 9, 1999, the interest holders of the Portfolio approved a change to the Portfolio's fundamental investment restriction that prohibits the borrowing of money except under certain circumstances. Previously, this restriction provided that the Portfolio could not:

    borrow money, except from banks or through reverse repurchase agreements for temporary purposes in an aggregate amount not to exceed 10% of the value of its total assets at the time of borrowing.

    The Fund has an identical restriction. The Manager proposed to modify this restriction to allow the Portfolio to borrow money from the Manager or its affiliates on a short-term basis in the limited and temporary situations where cash is needed to meet shareholder redemptions. THE FUND AND THE PORTFOLIO WILL NOT ENGAGE IN BORROWING FOR THE PURPOSE OF LEVERAGING THEIR INVESTMENTS.

    As discussed above, the Portfolio and the Fund normally have sufficient cash on hand to satisfy all redemption requests. However, at times of unanticipated high levels of redemption requests from shareholders, the Portfolio and Fund could experience a shortage of cash while awaiting settlement of securities trades. Currently, the Portfolio's and Fund's only options in such a situation are to attempt to liquidate assets quickly or borrow money from banks. These options each have disadvantages, however, because it may be difficult to liquidate assets at a favorable price during times of market turmoil and it is generally more costly to borrow money from banks than from other sources.

    To cover unexpected cash shortages while waiting for the proceeds of sales of securities from the Portfolio's investment portfolio, the Manager proposed to modify the Portfolio's fundamental investment restriction to give it the ability to borrow money from the Manager or its affiliates on a short-term basis. Similarly, Fund shareholders are being asked to approve a modification to the Fund's fundamental investment restriction to allow the Fund to borrow money from the Fund's investment adviser or its affiliates on a short-term basis. The
Manager is willing to lend money to the Portfolio under these temporary and unusual circumstances as a cost savings measure for the Portfolio. This is the sole situation in which the Manager envisions that the Portfolio would seek to borrow money from the Manager. Accordingly, the Fund seeks approval of a corresponding change to its fundamental investment restriction. This change in no way obligates or requires the Fund's investment adviser to make any loans to the Fund.

    By dealing directly with its investment adviser, the Fund likely would be able to borrow money under more favorable terms than from banks. The overall cost for a loan likely would be less since the Fund's investment adviser would not charge the Fund a fee for obtaining the loan. Further, the Fund's investment adviser has agreed that the interest rate charged to the Fund for the loan will not exceed the rates charged by typical banks at the time of the loan. The Fund will only borrow money from its investment adviser on terms no less favorable than those the Fund would receive from a bank.

    In addition, the amount the Portfolio or Fund will be eligible to borrow from the Manager or the Fund's investment adviser will be limited to no more than 5% of the Portfolio's or Fund's total assets, respectively. This limitation is consistent with the provisions of the 1940 Act. The 1940 Act generally allows funds to borrow money only from banks. However, a fund may borrow money from other parties when the loan is for temporary purposes only and in an amount not exceeding 5% of the fund's total assets at the time the loan is made.

    If  the   modification  of  this  investment   restriction  is  approved  by
shareholders, the fundamental investment restriction would provide that the Fund may not:

    borrow money, except that the Fund may, for temporary purposes, engage in reverse repurchase agreements and borrow money FROM THE FUND'S INVESTMENT ADVISER, ANY OF ITS AFFILIATES or banks in an aggregate amount not to exceed 10% of the value of the Fund's total assets at the time of borrowing. (Emphasis added.)

    Accordingly, the Board believes that the proposed modification of the Fund's fundamental investment restriction against borrowing money is in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                              SHAREHOLDER PROPOSALS

    As a general matter, the Trust does not hold annual or other regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219. In addition, the Trust is required to convene a special shareholders' meeting upon written request for such a meeting by shareholders owning at least ten percent of outstanding shares.

                                 OTHER BUSINESS

    Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Fund.



                                          By order of the Board of Trustees,

                                          DAVID BUNSTINE
                                          President


    August XX, 1999


                     IT IS IMPORTANT THAT YOU VOTE PROMPTLY
                      ACCORDING TO THE INSTRUCTIONS ON THE
                             ENCLOSED PROXY CARD(S).

                                   APPENDIX A

    The following chart is a list of those shareholders who, as of Record Date, owned of record more than 5% of the shares of the Fund.

SHAREHOLDER                     NUMBER OF SHARES              % OF SHARES
-----------                     ----------------              -----------

                               INTRUST FUNDS TRUST
                     INTERNATIONAL MULTI-MANAGER STOCK FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST __, 1999

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoints as proxies David Bunstine, John Quillin, and Curtis Barnes, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse, all the shares of each of the above-referenced funds ("Funds") held of record by the undersigned on August 23, 1999, at the meeting of shareholders to be held on September 17, 1999, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Proxy Statement prepared on behalf of the Board of Trustees with respect to the matters designated on the reverse.

VOTE BY MAIL
Please date and sign this proxy and return it in the enclosed postage-paid envelope to BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219. Please indicate your vote by placing an "X" in the appropriate box on the reverse side. Signature of all joint owners is required. Fiduciaries please indicate your full title.

VOTE BY TELEPHONE
Please follow the instructions on the reverse to vote your proxy by telephone.

If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of management thereon. Management is not aware of any such matters at this time.

INTRUST INTERNATIONAL MULTI-MANAGER STOCK FUND

CONTROL NUMBER:
RECORD DATE SHARES:


(1)To approve a change to the fundamental investment restrictions of the INTRUST International Multi-Manager Stock Fund (the "Fund") to allow the purchase and sale of futures contracts and options on futures contracts.

For                     Against                 Abstain
    ----------------            --------------           ---------------

(2) To approve a change to the fundamental investment restrictions of the Fund to allow the borrowing of money from the Fund's investment adviser or any of its affiliates under certain limited circumstances.

For                     Against                 Abstain
    ----------------            --------------           ---------------



Please be sure to sign your name(s) exactly as it appears on this Proxy.

----------------------  ----------------- ----------------
Shareholder             Co-owner          Date

VOTE BY TELEPHONE
It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:
1.    Read the accompanying Proxy Statement and Proxy Card.
2.    Call the toll-free number
      1-XXX-XXX-XXXX
      For shareholders residing outside the United States call collect on a touch-tone phone 1-XXX-XXX-XXXX.
      There is NO CHARGE for this call.
3.    Enter your Control Number located on your Proxy Card.
4.    Follow the recorder instructions.

YOUR VOTE IS IMPORTANT!
Call 1-XXX-XXX-XXXX anytime!



          DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE